SCUDDER
INVESTMENTS (SM)
[LOGO]

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BOND
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Scudder GNMA Fund
Fund #006











Annual Report
January 31, 2000

For investors seeking high current income primarily from U.S. Government guaranteed mortgage-backed ("Ginnie Mae") securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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 4   Letter from the Fund's President

 6   Performance Update

 8   Portfolio Summary

 9   Portfolio Management Discussion

17   Glossary of Investment Terms

18   Investment Portfolio

20   Financial Statements

23   Financial Highlights

24   Notes to Financial Statements

31   Report of Independent Accountants

32   Officers and Trustees

33   Investment Products and Services

35   Scudder Solutions

Scudder GNMA Fund
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ticker symbol SGMSX                                              fund number 006
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Date of Inception:   o  During the period of this report, GNMA securities fared
7/5/85                  better than many other fixed income securities, owing to
                        their high quality, government backing, and a trend
Total Net Assets as     toward decreasing prepayments.
of  1/31/00:
$313 million         o  Reflecting the rising interest rate environment,
                        Scudder GNMA Fund's SEC 30-day yield rose from 4.83% to
                        6.20% over the 12-month period.

                     o Performance was helped by management's defensive positioning of the portfolio and an overweighting of GNMA securities versus Treasuries.

                     o The fund continued to provide attractive returns on a risk-adjusted basis as the fund maintained its overall 4-star Morningstar Rating(TM) among 1,661 taxable bond funds as of January 31, 2000.^1



^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/00. Ratings are subject to change every month and are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, 10% of funds receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. In the taxable bond category, the fund received a 4-star rating for the three- and five-year periods, and a 3-star rating for the ten-year period among 1661, 1245, and 390 funds, respectively. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The U.S. economy continued to exceed investors' growth expectations over the 12 months, as the period capped the longest economic expansion in the nation's history. This remarkable environment was accompanied by equally impressive performance from the domestic equity markets. While the Nasdaq composite continued to set new records over this period, rising interest rates have had a detrimental effect on bond prices. Fears of accelerating inflation have been sparked by strong economic growth, full employment, and accelerating global growth. In an effort to fend off potentially excessive growth that could harm the U.S. economy in the long run, the Federal Reserve publicly cautioned investors and increased key short-term interest rates three times in the second half of 1999 (and a fourth time on 2/1/00). The rate increases carried over into other segments of the fixed income market, especially longer maturity bonds and lower quality bonds, causing bond prices to decline overall.

We never like to see price declines, but as professional investment managers we know that the bond market's ups and downs are an inevitable fact of investing. With the cyclicality of the fixed income markets a given, we believe that the job of your fund's management team is to seek the best total returns (price changes + dividend income) in all market environments while providing attractive income. This means we must seek to exceed the performance of our peers and benchmark in rising markets and decline less in falling markets. We believe that Scudder GNMA Fund's risk-adjusted 4-star Morningstar Rating(TM) provides evidence of the fund's success in achieving this goal over time. For a detailed discussion of management's investment strategy and portfolio positioning, see page 9.

For investors seeking attractive income and less price volatility than long-term bonds, we think this fund continues to serve as an important component of a diversified portfolio. However, if you are not comfortable with these price fluctuations, you may wish to consider one of Scudder's high quality money market funds that seek to maintain a stable $1.00 share price. For a complete listing of Scudder funds, see page 33, or call us at 1-800-SCUDDER (1-800-728-3337) for more information.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the fund's most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call us to speak with one of our representatives.

Thank you for your continued investment in Scudder GNMA Fund.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder GNMA Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                      Scudder GNMA Fund            Lehman Brothers GNMA Index*

           '90             10000                             10000
           '91             11256                             11315
           '92             12573                             12777
           '93             13876                             14071
           '94             14690                             14929
           '95             14318                             14892
           '96             16483                             17196
           '97             17142                             18161
           '98             18652                             19931
           '99             19852                             21254
           '00             19623                             21316


                         Yearly periods ended January 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
Period ended 1/31/2000         Growth of                             Average
                                $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder GNMA Fund
--------------------------------------------------------------------------------
1 year                         $   9,885               -1.15%         -1.15%
--------------------------------------------------------------------------------
5 year                         $  13,705               37.05%          6.51%
--------------------------------------------------------------------------------
10 year                        $  19,623               96.23%          6.97%
--------------------------------------------------------------------------------
Lehman Brothers GNMA Index*
--------------------------------------------------------------------------------
1 year                         $  10,029                 .29%           .29%
--------------------------------------------------------------------------------
5 year                         $  14,314               43.14%          7.43%
--------------------------------------------------------------------------------
10 year                        $  21,316              113.16%          7.86%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers GNMA Index is a market value-weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                         Yearly periods ended January 31

                Scudder GNMA Fund             Lehman Brothers GNMA Index*

    1991              12.55                            13.15
    1992              11.71                            12.92
    1993              10.36                            10.13
    1994               5.87                             6.10
    1995              -2.53                            -0.25
    1996              15.12                            15.47
    1997               4.00                             5.61
    1998               8.81                             9.75
    1999               6.43                             6.64
    2000              -1.15                             0.29


               1991     1992     1993     1994     1995    1996     1997     1998     1999     2000
---------------------------------------------------------------------------------------------------
Fund Total
Return (%)     12.55    11.71    10.36    5.87    -2.53    15.12    4.00     8.81     6.43    -1.15
---------------------------------------------------------------------------------------------------
Index Total
Return (%)     13.15    12.92    10.13    6.10    -0.25    15.47    5.61     9.75     6.64      .29
---------------------------------------------------------------------------------------------------
Net Asset
Value ($)      14.81    15.26    15.49   15.19    13.86   14.95    14.59    14.88    14.93    13.90
---------------------------------------------------------------------------------------------------
Income
Dividends ($)   1.23     1.22     1.29    1.18      .93     .95      .93      .95      .88      .86
---------------------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers GNMA Index is a market value-weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                January 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                        As Y2K concerns subsided
                                                         toward the end of 1999,
                                                         management reduced cash
                                                        and increased the fund's
                                                             weighting in GNMAs.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Government National
  Mortgage Association      89%
U.S. Treasury Obligations   10%
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
GNMA Coupons*
--------------------------------------------------------------------------------
                                                              Over the final six
                                                           months of the period,
                                                        management increased the
                                                         fund's position in GNMA
                                                             8.5% coupon issues.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

0-Less than 7%              30%
7-Less than 8%              47%
8% or greater               23%
------------------------------------
                           100%
------------------------------------

    *Excludes Cash Equivalents and
     U.S. Treasury Obligations


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------
                                                        Although rising interest
                                                           rates caused mortgage
                                                                    durations to
                                                           automatically extend,
                                                            management pursued a
                                                           defensive position by
                                                           maintaining a shorter
                                                        duration (sensitivity to
                                                          interest rate changes)
                                                             than its benchmark.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

0-5 years                    1%
5-8 years                   11%
Greater than 8 years        88%
------------------------------------
                           100%
------------------------------------





For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                January 31, 2000

In the following interview, portfolio managers Richard L. Vandenberg, Scott E. Dolan, and John E. Dugenske discuss their strategy for the Fund and the market environment.

Q: The healthy economic environment of the last 12 months appeared to be a repeat of 1998. Companies continued to report surprisingly strong earnings overall and inflation remained benign. Why did interest rates rise?

A: While most of 1998 was "healthy," you may recall that the world's financial markets were in crisis in the third quarter of that year. The Russian economy and several emerging markets plunged, a major U.S. hedge fund nearly collapsed, and investors piled into the safest investments they could find -- namely U.S. Treasury securities. With market liquidity evaporating, the Federal Reserve stepped in with three quick cuts in short-term interest rates. The Fed's action helped to restore market liquidity and investor confidence.

As investors and the markets began to recover in the fourth quarter of 1998, economic growth in many foreign countries started to show signs of accelerating. In addition, rising prices for selected commodities and energy combined with accelerating global economic growth to spark inflation fears at home. In the U.S., the economy continued to grow faster than expected and was quickly approaching its longest uninterrupted expansion in history. (January 2000 marked the 107th consecutive month of U.S. economic growth.)

With the rest of the world picking up economically, investors expected the demand for goods and services to increase. The fear was that this increased demand would drive up prices and ultimately cause inflation to accelerate. Because a higher rate of inflation discounts real bond yields (yield - inflation = real yield), interest rates began to rise (see the following Key Interest Rates table). Since bond prices typically move in the opposite direction of yields, bond prices declined when interest rates rose.

--------------------------------------------------------------------------------
Key Interest Rates
As of January 31st 2000
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                                                         1999             2000
--------------------------------------------------------------------------------
3-month Treasury bill                                   4.45%            5.69%
10-year Treasury note                                   4.65%            6.67%
30-year Treasury bond                                   5.09%            6.49%
Mortgage rates*                                         6.64%            8.48%
--------------------------------------------------------------------------------

*Federal National Mortgage Association 30-day Commitment Rate


Q:   What has been the role of the Federal Reserve with regard to the recent interest rate hikes?

A: The Federal Reserve is charged with several responsibilities, including conducting the nation's monetary policy and maintaining the stability of the financial system. As such, the Fed uses its power to raise or lower short-term interest rates to achieve these goals. In early 1999 the Fed began to signal investors of its intention to raise interest rates as the U.S. economy had not only emerged from the financial crisis nearly unscathed, but was showing unprecedented strength. The Fed's first rate increase came on June 30 and was followed by two more increases before the end of the calendar year. The three quarter-point rate increases essentially returned the federal funds rate to its pre-crisis level of 5.50%. (After the close of the fund's fiscal period, the Fed raised the fed funds rate another quarter-point on 3/21/00.) However, the Fed remains concerned that too rapid growth may have negative long-term effects on the U.S. economy. Consequently, it is maintaining a bias toward raising interest rates as of March.

Q: How did rising rates affect GNMA securities?

A: GNMAs, along with other mortgage-backed securities, generally declined as interest rates rose over the 12 months. However, GNMAs fared better than many other fixed income securities, such as non-government-backed mortgages, and lower quality and longer-term securities (see Bond Market Performance table). These securities tend to be volatile in a changing interest rate environment.

--------------------------------------------------------------------------------
Bond Market Performance
As of January 31, 2000
--------------------------------------------------------------------------------
                                                         12-month return
--------------------------------------------------------------------------------
3-month Treasury bill                                         4.82%
High yield securities                                         0.46%
GNMAs                                                         0.29%
Government bonds                                             -0.29%
Corporate bonds                                              -1.05%
--------------------------------------------------------------------------------
All indices are unmanaged and reflected reinvestment of dividends. High yield securities are represented by the Lehman Brothers High Yield Index, GNMAs are represented by the Lehman Brothers GNMA Index, government bonds are represented by the Lehman Brothers Government Bond (Intermediate) Index, and corporate bonds are represented by the Lehman Brothers Corporate Bond (Intermediate) Index.


Short-term securities provided the best performance relative to other fixed income securities, but still experienced some price declines as interest rates rose.

Q: When interest rates are rising, GNMAs are affected by two additional variables: duration extension risk and declining prepayments. How did these factors affect GNMAs?

A: Duration extension and declining prepayments are related. As interest rates rise, the economic incentive to refinance an existing mortgage diminishes, leading to a decline in prepayments. This decline extends the payoff period (and duration) for an individual mortgage, which causes mortgages to have greater price sensitivity to changes in interest rates. The opposite occurs when interest rates are falling. As interest rates fall, refinancing increases and mortgage durations decline. (Duration is a measure of price sensitivity in relation to changes in interest rates.) For portfolio managers this can be a problem since they typically want to shorten portfolio duration while interest rates are rising (and lengthen duration when interest rates are falling). Although it may appear that mortgages provide interest rate exposure (duration) when least desired, these securities provide other valuable benefits, including very little credit risk and higher yields than comparable U.S. Treasury securities. In addition, we attempt to manage the portfolio's duration to benefit shareholders as the market environment changes.

Q: The difference between GNMA and Treasury yields -- commonly known as the "spread" -- is an important indicator of the relative attractiveness of GNMAs. What is the importance of spreads and what was their relationship to GNMAs over the period?

A: We look at spreads to help us uncover areas of opportunity in the GNMA and Treasury markets. For example, if GNMA yield spreads are "narrowing," it typically means that GNMA yields have been declining (and prices have been rising), compared with Treasury bonds of similar maturity. Conversely, when yield spreads are "widening," GNMA yields typically have been rising (and prices have been falling), versus Treasuries. At any given point in time, there is usually some segment of this market that is over- or undervalued as indicated by the spread. As a result, we may increase the fund's exposure to selected securities that we believe offer attractive value, given our outlook and the appropriateness of these securities to the portfolio. For example, if yield spreads widen as they did during the second half of the period, it may be an indicator that GNMAs are becoming more attractive than Treasuries (because GNMAs are yielding relatively more and their prices have declined relative to Treasuries). In this type of environment, considering an increase in GNMAs to capitalize on the perceived attractiveness often makes sense.

Q: How did the fund perform?

A: The fund performed reasonably well relative to its peers, as it exceeded the average return of 55 GNMA funds for the 12-month period according to Lipper Analytical Services, Inc.^1 While we were pleased that it


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Total returns include reinvestment of dividends and capital gains. As of 1/31/00, the fund's Lipper rankings in the GNMA fund category are 24 of 55 funds for the one-year period, 22 of 40 funds for the five-year period and 15 of 24 funds for the ten-year period. Past performance is no guarantee of future results.

outperformed its average peer fund, we are seeking to be in the top 25% over the long term. This performance was a step toward this goal, but we have further to go. Relative to its benchmark, the fund's -1.15% 12-month total return trailed the 0.29% return of the unmanaged Lehman Brothers GNMA Index. From an income point of view, the fund's 30-day net annualized SEC yield increased significantly, as it rose to 6.20% at the end of the period up from 4.83% a year ago.

Q: What is your approach to managing the fund?

A: We strive to provide high current income and safety of principal for the fund, while also emphasizing total return. In pursuing this objective we employ a "top-down" approach that focuses on four key factors: the portfolio's sensitivity to changes in interest rates (duration), the allocation between GNMA and Treasury securities, the vintage and "seasoning" of issues, and the fund's positioning with respect to the yield curve.

To identify securities with the highest potential returns, we conduct an intensive analysis of the prepayment expectations of individual GNMAs and the price relationships among mortgages with different coupons. We also actively manage the fund's exposure to prepayment risk by analyzing refinancing expectations. This includes adjusting the weighting between seasoned mortgages, which tend to have more predictable prepayment characteristics, and those that have been more recently issued. We also invest in Treasury securities, which have lower yields but tend to provide better performance than GNMAs when interest rates are declining.

Q: How did you position the fund in this environment?

A: We maintained a shorter portfolio duration than our benchmark over most of the 12 months. This defensive positioning was intended to mitigate some of the price declines caused by rising interest rates. This environment, combined with lower refinancing activity, caused the portfolio's sensitivity to changes in interest rates (duration)

--------------------------------------------------------------------------------
                         GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities are backed by the full faith and credit of the U.S. government. Each GNMA represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal tends to be repaid more slowly, but GNMA investors may receive lower total returns as previously issued securities with lower coupon rates are worth less. As a result, GNMA funds tend to perform best in environments when interest rates are not changing significantly.

--------------------------------------------------------------------------------


to lengthen over the first six months of the year. The portfolio began the fiscal year with a duration of 2.40 years, which increased to 4.19 years by July
31. In the second half of the 12-month period, we maintained a shorter duration than our peers and benchmark. On the eve of another meeting of the Federal Reserve on February 1, we closed the period on January 31 with a duration of
4.48 years. By comparison, the Lehman GNMA Index duration was 4.57 years at the end of the period. The Fund's more conservative positioning reflected our concern that continued strong economic growth would lead to higher interest rates.

Anticipating a rally in Treasuries relating to Y2K concerns, we reduced the portfolio's GNMA position over the first six months from 93% to 87% of assets. As fears abated, the GNMA weighting increased to 89%.

In the first six months, our positions in GNMA 6%, GNMA 7%, and GNMA 7.5% coupons were reduced in favor of GNMA 6.5% and 15-year GNMA 7% coupon issues. These actions reflected our belief that these issues had better risk/reward characteristics during this period. Over the final six months of the period, we increased our position in GNMA 8.5% coupon issues. Our overweighting of GNMAs helped performance over the year, especially our holdings of GNMAs with 8% and 8.5% coupons in the second half.

Q: What is your outlook?

A: In the near term we expect interest rates to continue rising, which generally will not favor fixed income securities. Longer term, we have a positive outlook for the mortgage-backed market. When comparing GNMA yields to Treasuries, the differences (spreads) are high by historical measures. We believe that this condition is not sustainable over the long term. As rate increases cause new issuance of mortgages to decline, we think spreads will narrow, which should benefit GNMAs. In addition, the recent rate changes are only one part of the equation. The fund's now higher yield and government-backed mortgage holdings are attractive, especially for the high quality portion of an investor's portfolio. While an investment in the fund is not guaranteed, we continue to believe that the fund's above-average returns and risk-adjusted performance should provide some level of comfort to investors seeking income and a relatively conservative holding for their portfolio.

Scudder GNMA Fund:
A Team Approach to Investing

Scudder GNMA Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Richard L. Vandenberg joined the Adviser as a portfolio manager in 1996, and is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Prior to 1996, Mr. Vandenberg had been a portfolio manager for several investment management firms for over 22 years.

Portfolio manager Scott E. Dolan joined the Adviser in 1989 and became a portfolio manager in 1993. Mr. Dolan began managing the AARP GNMA and U.S. Treasury Fund in 1997 and the Scudder GNMA fund in 1998.

Portfolio manager John E. Dugenske joined the team in 2000. Mr. Dugenske joined the Adviser in 1998 and has 10 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

         Coupon The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a GNMA security with a 10% coupon would pay $100 on $1,000 of the face amount each year.

       Duration A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 5 years and interest rates decline by 1% from present levels, the value of the portfolio would rise by about 5%, and vice versa.

       Seasoned  Securities (usually from established companies or issuers)
         Issues that have gained a reputation for quality with the investing public and enjoy liquidity in the secondary market.

     30-Day SEC  The standard yield reference for bond funds, based on a
          Yield formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

   Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

    Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

   Yield Spread  The difference in yield between various types of bonds. A mortgage-backed security's yield is often measured against the yield of a Treasury security of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it often means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

--------------------------------------------------------------------------------
Investment Portfolio                                      as of January 31, 2000

                                                                      Principal
                                                                     Amount ($)     Value ($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Repurchase Agreements 1.5%
----------------------------------------------------------------------------------------------

State Street Bank and Trust Company 5.68%, to be
  repurchased at $4,652,734  on 2/1/2000                                          ------------
  (Cost $4,652,000)* .............................................     4,652,000     4,652,000
                                                                                  ------------
----------------------------------------------------------------------------------------------
U.S. Treasury Obligations 9.5%
----------------------------------------------------------------------------------------------

U.S. Treasury Bond, 12%, 8/15/2013 ...............................     9,700,000    12,860,066
U.S. Treasury Bond, 8.125%, 8/15/2021 ............................     3,600,000     4,184,424
U.S. Treasury Bond, 8%, 11/15/2021 ...............................    11,800,000    13,570,000

----------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $30,257,116)                    30,614,490
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Government National Mortgage Association 89%**
----------------------------------------------------------------------------------------------

6% with various maturities to 3/1/2029 (b)(c) ....................     7,571,377     6,751,927
6.5% with various maturities to 1/15/2030 (b)(c) .................    93,673,038    87,270,635
7% with various maturities to 9/20/2029 (b)(c) ...................    97,925,778    93,090,905
7.5% with various maturities to 1/15/2030 (b)(c) .................    55,571,786    54,221,150
8% with various maturities to 12/1/2029 (b)(c) ...................    33,979,119    33,883,966
8.5% with various maturities to 12/15/2029 (b)(c) ................     9,826,892    10,020,472

----------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $298,320,012)   285,239,055
----------------------------------------------------------------------------------------------



                                                                  Contracts
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Purchased Options 0.0%
----------------------------------------------------------------------------------------------

Put on U.S. Long Bond, strike price 89, expires 3/31/2000                         ------------
(Cost $32,054) ....................................................      36           4,501
                                                                                  ------------

                                                                        % of
                                                                     Net Assets
----------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $333,261,182) (a) ................     102.4   320,510,046
Other Assets and Liabilities, Net .................................      (2.4)   (7,380,282)
----------------------------------------------------------------------------------------------
Net Assets                                                              100     313,129,764
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Cost for federal income tax purposes was $333,515,306. At January 31, 2000, net unrealized depreciation for all securities based on tax cost was $13,005,260. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $357,373 and an aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,362,633.

(b) At January 31, 2000, these pools, in part or in whole, have been segregated to cover when-issued or forward delivery pools.

(c)  When-issued or forward delivery pools included.

--------------------------------------------------------------------------------

   At January 31, 2000, open futures contracts sold short were as follows:

                                    Expiration   Contracts  Aggregate
                                                              Face
    Futures                                                 Value ($)      Value ($)
    ------------------------------- ------------ --------- ------------  -----------
    U.S. Treasury Note ............  March 2000       144  14,218,531    13,947,750
    U.S. Treasury Bond ............  March 2000       126  11,651,301    11,619,563
                                                           ------------  -----------
                                                           25,869,832    25,567,313
                                                                         -----------
    Total unrealized appreciation on open future contracts sold short       302,519
                                                                         -----------

--------------------------------------------------------------------------------

   At January 31, 2000, outstanding written options were as follows:

                                 Principal
                                  Amount   Expiration    Strike Price
    Put Options                    ($)        Date            ($)        Value ($)
    ---------------------------- --------- ------------  --------------  -----------
    U.S.Treasury Note ..........    6,373    2/19/2000           94.00        1,875
                                                                         -----------
    Total outstanding written options (Premiums received $3,564)              1,875
                                                                         -----------

--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

** The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (cost $333,261,182) .......   $ 320,510,046
Cash ..........................................................           3,419
Receivable for investments sold ...............................      69,327,533
Interest receivable ...........................................       2,766,912
Receivable for Fund shares sold ...............................         966,420
Receivable for daily variation margin on open futures contracts         115,563
                                                                  -------------
Total assets ..................................................     393,689,893

Liabilities
--------------------------------------------------------------------------------

Payable for investments purchased .............................      43,456,014
Payable for investments purchased-- mortgage dollar rolls .....      35,775,323
Dividends payable .............................................         428,859
Payable for Fund shares redeemed ..............................         506,874
Written options, at value (premiums received $3,564) ..........           1,875
Accrued management fee ........................................         168,918
Other accrued expenses and payables ...........................         222,266
                                                                  -------------
Total liabilities .............................................      80,560,129
--------------------------------------------------------------------------------
Net assets, at value                                              $ 313,129,764
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:
Accumulated distributions in excess of net investment income ..        (428,859)
Net unrealized appreciation (depreciation) on:
Investments ...................................................     (12,751,136)
Futures .......................................................         302,519
Written options ...............................................           1,689
Accumulated net realized gain (loss) ..........................     (31,110,337)
Paid-in capital ...............................................     357,115,888
--------------------------------------------------------------------------------
Net assets, at value                                              $ 313,129,764
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  ($313,129,764 / 22,527,357 outstanding shares of
  beneficial interest, $.01 par value, unlimited                  --------------
  number of shares authorized) ................................   $       13.90
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended January 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest .......................................................   $ 25,257,167
                                                                   ------------

Expenses:
Management fee .................................................      2,275,980
Services to shareholders .......................................      1,000,992
Custodian and accounting fees ..................................        149,050
Auditing .......................................................         45,816
Legal ..........................................................         15,614
Trustees' fees and expenses ....................................         27,166
Reports to shareholders ........................................         52,154
Registration fees ..............................................         29,250
Other ..........................................................         17,802
                                                                   ------------
Total expenses, before expense reductions ......................      3,613,824
Expense reductions .............................................        (18,239)
                                                                   ------------
Total expenses, after expense reductions .......................      3,595,585
--------------------------------------------------------------------------------
Net investment income                                                21,661,582
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (12,037,849)
Futures ........................................................        247,944
Options ........................................................          9,558
                                                                   ------------
                                                                    (11,780,347)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (14,752,546)
Futures ........................................................        399,917
Written options ................................................          1,689
                                                                   ------------
                                                                    (14,350,940)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (26,131,287)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (4,469,705)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Ten Months
                                     Year Ended         Ended
                                     January 31,     January 31,       Year Ended
Increase (Decrease) in Net Assets       2000             1999        March 31, 1998
------------------------------------------------------------------------------------

Operations:
Net investment income ...........   $  21,661,582    $  19,144,991    $  24,804,253
Net realized gain (loss) on
  investment transactions .......     (11,780,347)       1,847,588        7,697,612
Net unrealized appreciation
  (depreciation) on investment
  transactions during the period.     (14,350,940)       1,391,070        5,956,931
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations ....................      (4,469,705)      22,383,649       38,458,796
                                    -------------    -------------    -------------
Distributions to shareholders:
From net investment income ......     (21,659,982)     (19,144,991)     (24,804,253)
                                    -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......      74,895,641       74,346,313       73,746,402
Reinvestment of distributions ...      16,109,104       14,012,577       18,027,356
Cost of shares redeemed .........    (144,806,607)     (90,981,055)     (95,991,645)
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets from Fund share
  transactions  .................     (53,801,862)      (2,622,165)      (4,217,887)
                                    -------------    -------------    -------------
Increase (decrease) in net assets     (79,931,549)         616,493        9,436,656
Net assets at beginning of period     393,061,313      392,444,820      383,008,164
Net assets at end of period
  (including accumulated
  distributions in excess of net
  investment income of $428,859 at  -------------    -------------    -------------
  January 31, 2000) .............   $ 313,129,764    $ 393,061,313    $ 392,444,820
                                    -------------    -------------    -------------

Other Information
-----------------------------------------------------------------------------------

Shares outstanding at beginning
  of period .....................      26,319,381       26,503,842       26,796,857
                                    -------------    -------------    -------------
Shares sold .....................       5,195,106        4,984,258        5,020,317
Shares issued to shareholders in
  reinvestment of distributions..       1,121,059          939,252        1,225,867
Shares redeemed .................     (10,108,189)      (6,107,971)      (6,539,199)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
  shares ........................      (3,792,024)        (184,461)        (293,015)
Shares outstanding at end of        -------------    -------------    -------------
  period ........................      22,527,357       26,319,381       26,503,842
                                    -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                              2000(a)   1999(b)  1998(c)  1997(c)  1996(c) 1995(c)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                     $14.93   $14.81    $14.29   $14.54   $14.07  $14.33
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income          .86      .73       .94      .93      .94     .93
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                 (1.03)     .12       .52    (.25)      .47    (.26)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                    (.17)     .85      1.46      .68     1.41     .67
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income         (.86)    (.73)     (.94)    (.93)    (.94)   (.92)
------------------------------------------------------------------------------------
  Tax return of capital             --       --        --       --       --  (.01)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions           (.86)    (.73)     (.94)    (.93)    (.94)   (.93)
------------------------------------------------------------------------------------
Net asset value, end
  of period                   $13.90   $14.93    $14.81   $14.29   $14.54  $14.07
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)               (1.15)    5.87**   10.44     4.81    10.20    4.94
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     313      393       392      383      425     429
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          1.00      .94*     1.02      .96      .94     .95
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           .99      .94*     1.02      .96      .94     .95
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                      5.98     5.87*     6.38     6.44     6.45    6.65
------------------------------------------------------------------------------------
Portfolio turnover rate (%)      308(d)   281(d)*   197(d)   188      158     221(d)
------------------------------------------------------------------------------------

(a)  For the year ended January 31, 2000.
(b) For the ten months ended January 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from March 31 to January 31.
(c)  For the year ended March 31.
(d) The portfolio turnover rates including mortgage dollar roll transactions were 358%, 290%, 251%, and 255% for the periods ended January 31, 2000, January 31, 1999, March 31, 1998 and 1995, respectively.
*    Annualized
**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Statements

Scudder GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is organized as a Massachusetts business trust.

On August 10, 1998, the Trustees of the Fund changed the fiscal year end from March 31 to January 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities and wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets and as a temporary substitute for selling selected investments. In addition, during the period, the Fund purchased call options on securities and wrote put options on securities to lock in the purchase price of a security which it expects to purchase in the near future and as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $27,406,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until

January 31, 2003 ($18,025,000) and January 31, 2008 ($9,381,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through January 31, 2000, the Fund incurred approximately $3,174,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Discount and premiums on mortgage-backed securities are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls, and U.S. Government obligations) aggregated $742,294,895 and $798,219,892, respectively. Purchases and sales of U.S. Government obligations aggregated $327,806,660 and $316,855,305, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $170,201,580 and $170,554,114, respectively.

Transactions in written options during the year ended January 31, 2000 were:

                                                                     Premiums
Call Options                                       Contracts        Received ($)
--------------------------------------------------------------------------------
Outstanding at January 31, 1999 ............               --               --

Written ....................................               92           79,890

Exercised ..................................             (87)           76,326

Expired ....................................               --               --
                                               --------------   --------------
Outstanding at January 31, 2000 ............   $            5   $        3,564
                                               --------------   --------------


C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of the Fund's average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the year ended January 31, 2000, the fees pursuant to these agreements amounted to $2,275,980, which was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended January 31, 2000, the amount charged to the Fund by SSC aggregated $544,822, of which $134,642 is unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended January 31, 2000, the amount charged to the Fund by STC aggregated $210,782, of which $50,732 is unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended January 31, 2000, the amount charged to the Fund by SFAC aggregated $120,970, of which $10,070 is unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. At January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $37,006.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2000, Trustees' fees and expenses aggregated $27,166.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $8,778 and $9,461, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the AARP GNMA Fund, pursuant to which AARP GNMA Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of a new class of shares ("Class S") of the AARP GNMA Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about July 13, 2000.

As a result of the Reorganization, each shareholder of the Scudder GNMA Fund will become a shareholder of the Class S shares of the AARP GNMA Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Class S shares of the AARP GNMA Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and the Shareholders of Scudder
GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
March 22, 2000

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*

o     President and Trustee

Henry P. Becton, Jr.

o     Trustee; President and General
      Manager, WGBH Educational Foundation

Dawn-Marie Driscoll

o     Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

Peter B. Freeman

o     Trustee; Corporate Director and
      Trustee

George M. Lovejoy, Jr.

o     Trustee; President and Director,
      Fifty Associates

Wesley W. Marple, Jr.

o     Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

Jean C. Tempel

o     Trustee; Venture Partner,
      Internet Capital Group

Kathryn L. Quirk*

o     Trustee; Vice President and
      Assistant Secretary

Ann M. McCreary*

o     Vice President

Richard L. Vandenberg*

o     Vice President

John Millette*

o     Vice President and Secretary

John R. Hebble*

o     Treasurer

Caroline Pearson*

o     Assistant Secretary



*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.